BLACKROCK FUNDSSM

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

DATED JANUARY 31, 2005

Investment Advisory, Administration, Distribution and Servicing Arrangements

The eighth paragraph in the section “Investment Advisory, Administration, Distribution and Servicing Arrangements – Distributor and Distribution and Service Plan” has been deleted and the following has been inserted in its place:

Additional Payments may be made, at the discretion of BDI, BlackRock, PFPC or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable NASD regulations, the details of certain of these Additional Payments, including the Service Organizations receiving such Additional Payments, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such Additional Payments: Citigroup, Fidelity, Merrill Lynch, MetLife, UBS and Morgan Stanley. The level of Additional Payments made to Citigroup, Fidelity, Merrill Lynch, UBS and Morgan Stanley in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.12% of the assets attributable to that Service Organization invested in equity portfolios of the Fund and 0.10% of the assets attributable to that Service Organization invested in fixed-income portfolios of the Fund.

The level of Additional Payments made to MetLife in any year will vary and will be calculated based on the following tables with respect to the purchase of Investor A Shares of all Non-Money Market Portfolios (except the Index Equity Portfolio) by MetLife 401(k) customers. For the tables below, the payments indicated will apply up to the indicated breakpoint (so that, for example, a purchase of $3,500,000 worth of Investor A Shares in the Low Duration Bond Portfolio will result in a payment of 1.00% on the first $500,000, 0.75% on the next $500,000, 0.50% on the next $2,000,000 and 0.25% on the final $500,000).

LOW DURATION BOND PORTFOLIO:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $500,000	1.00%
$500,000 but less than $1,000,000	0.75
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

INFLATION PROTECTED BOND, ENHANCED INCOME AND ULTRASHORT MUNICIPAL PORTFOLIOS:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $500,000	1.00%
$500,000 but less than $1,000,000	0.75
$1 million but less than $3 million	0.15
$3 million but less than $15 million	0.10
$15 million and above	0.05

INTERMEDIATE GOVERNMENT BOND, INTERMEDIATE BOND, GOVERNMENT INCOME, MANAGED INCOME, CORE BOND TOTAL RETURN, CORE PLUS TOTAL RETURN, GNMA, INTERMEDIATE PLUS BOND, TAX-FREE INCOME, PENNSYLVANIA TAX -FREE INCOME, NEW JERSEY TAX-FREE INCOME, OHIO TAX-FREE INCOME, DELAWARE TAX-FREE INCOME AND KENTUCKY TAX-FREE INCOME PORTFOLIOS:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $1,000,000	1.00%
$1 million but less than $3 million	0.50
$3 million but less than $15 million	0.25
$15 million and above	0.15

LARGE CAP VALUE EQUITY, LARGE CAP GROWTH EQUITY, LEGACY, ASSET ALLOCATION, INTERNATIONAL BOND AND HIGH YIELD BOND PORTFOLIOS AND INVESTMENT TRUST:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $1,000,000	1.00%
$1 million but less than $3 million	0.75
$3 million but less than $15 million	0.50
$15 million and above	0.25

MID-CAP VALUE EQUITY, MID-CAP GROWTH EQUITY, SMALL CAP VALUE EQUITY, SMALL CAP CORE EQUITY, SMALL CAP GROWTH EQUITY, INTERNATIONAL OPPORTUNITIES, GLOBAL SCIENCE & TECHNOLOGY OPPORTUNITIES, U.S. OPPORTUNITIES, DIVIDEND ACHIEVERS™, SMALL/MID-CAP GROWTH, AURORA, HEALTH SCIENCES, GLOBAL RESOURCES AND ALL-CAP GLOBAL RESOURCES PORTFOLIOS:

Amount of Transaction at Offering Price	Additional Payment to MetLife (as % of Offering Price)
Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50
$15 million and above	0.25

In lieu of payments pursuant to the foregoing, BDI, BlackRock, PFPC or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula or tables, respectively, and may also make similar payments to other Service Organizations.

The date of this Supplement is April 15, 2005.